UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement
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CAVANAL HILL FUNDS

3435 Stelzer Road

Columbus, Ohio 43219

(Name of Registrant As Specified In Charter)

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CAVANAL HILL FUNDS

Cavanal Hill U.S. Treasury Fund

Cavanal Hill Cash Management Fund

Cavanal Hill Tax-Free Money Market Fund

Cavanal Hill Short-Term Income Fund

Cavanal Hill Intermediate Bond Fund

Cavanal Hill Bond Fund

Cavanal Hill Intermediate Tax-Free Bond Fund

Cavanal Hill Balanced Fund

Cavanal Hill U.S. Large Cap Equity Fund

Cavanal Hill Opportunistic Fund

Cavanal Hill World Energy Fund

3435 Stelzer Road

Columbus, Ohio 43219-3035

1-800-762-7085

http://www.cavanalhillfunds.com

_______________________________________

INFORMATION STATEMENT IN CONNECTION WITH

ACTIONS TAKEN BY WRITTEN CONSENT

We are not asking you for a proxy, and you are requested not to send us a proxy.

GENERAL

This Information Statement is being furnished to shareholders of record (the “Shareholders”) of the Cavanal Hill U.S. Treasury Fund, Cavanal Hill Cash Management Fund, Cavanal Hill Tax-Free Money Market Fund, Cavanal Hill Short-Term Income Fund, Cavanal Hill Intermediate Bond Fund, Cavanal Hill Bond Fund, Cavanal Hill Intermediate Tax-Free Bond Fund, Cavanal Hill Balanced Fund, Cavanal Hill U.S. Large Cap Equity Fund, Cavanal Hill Opportunistic Fund Cavanal Hill World Energy Fund, (each a “Fund” and collectively, the “Funds”), each a series of the Cavanal Hill Funds, a Massachusetts business trust (the “Trust”), in connection with certain proposals (the “Proposals”) made by the Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of the Trust to the Shareholders for their consideration and action. The Board has received the written consent to the adoption of the Proposals from the holders of a majority of the shares in the Trust (the “Consent”) and, in accordance with the Trust’s constituent instruments, the Proposals have, therefore, been approved on behalf of the Shareholders. Accordingly, the Proposals have been adopted and will be implemented. This Information Statement is provided to you for informational purposes.

The Proposals that were made by the Board and have been approved by the written consent of the holder of a majority of the shares in the Trust are:

To approve the Trust’s amended and restated Investment Restrictions, including authorization of:

(a)	Selling securities short, if the Fund selling short owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, subject to each Fund’s investment strategy and the provisions of the Investment Company Act of 1940 (the “1940 Act”); and

(b)	The U.S. Treasury Fund and the Cash Management Fund investment in other investment companies, subject to each Fund’s investment strategy and the provisions of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder.

A copy of the Investment Restrictions, as they appear in the Trust’s Registration Statement, are included in Exhibit A and have been redlined to show changes.

This Information Statement is being mailed or given to shareholders on or about October 31, 2014. The Consent is effective December 31, 2014.

The Board fixed the close of business on October 21, 2014 as the record date (the “Record Date”) for determination of Shareholders entitled to vote on the Proposals. Accordingly, Shareholders of record on such date are entitled to receive this Information Statement. As of the Record Date, the number of shares outstanding for the Funds is listed in the table below:

U.S. Treasury Fund Administrative: 1,093,218,446 Service: 43,771,830 Institutional: 129,460,818 Select: N/A Premier: N/A	Short-Term Income Fund A: 833,978 Investor: 4,315,890 Institutional: 13,214,155	Balanced Fund A: 15,839 Investor: 837,834 Institutional: 3,839,276
Cash Management Fund Administrative: 737,807,432 Institutional: 506,013,923 Select: N/A Premier: 56,591	Intermediate Bond Fund A: 307,345 Investor: 2,124,317 Institutional: 2,599,079	U.S. Large Cap Equity A: 43,206 Investor: 155,942 Institutional: 2,326,470
Tax-Free Money Market Fund Administrative: 1,879,406 Institutional: 15,772,667 Select: 222,545,646 Premier: 10,402	Bond Fund A: 58,961 Investor: 729,712 Institutional: 7,813,497	Opportunistic Fund A: 345,858 Investor: 107,768 Institutional: 957,391
	Intermediate Tax-Free Bond Fund A: 119,250 Investor: 150,496 Institutional: 3,057,804	World Energy Fund A: 871,123 C: 512,788 Investor: 486,376 Institutional: 2,440,433

Article V of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) grants shareholders such power to vote as is provided for in the Bylaws of the Trust. Article 11, Section 11.4 of the Trust’s Bylaws permits any action that may be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meeting of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders. On October 30, 2014, the holders of a majority of the Shares consented to the adoption of the Proposals effective December 31, 2014. Accordingly, the Proposal’s adoption shall become effective on that effective date.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS
APPROVE THE PROPOSALS.

______________________________________________________________

PROPOSALS (All Funds)

INVESTMENT RESTRICTIONS

The Following Proposals have been approved on behalf of the Shareholders in the Consent. Accordingly, the Proposals have been adopted and shall become effective December 31, 2014.

The Board has unanimously approved the proposed amendment and restatement of the Funds’ Investment Restrictions, and recommended to Shareholders that they approve the revised Investment Restrictions. The Investment Restrictions, as summarized in the Trust’s Statement of Additional Information, have been marked to show changes from the prior summary and have been attached to this Information Statement as Exhibit A. The Trustees took this action for several reasons, including their belief that it is in the interest of the Trust to update the Investment Restrictions.

Shareholders are directed to the Investment Restrictions in the Exhibit to this Information Statement, which Exhibit shows each change being made to the Investment Restrictions and is incorporated into this Information Statement by this reference. Without limiting the Investment Restrictions as so incorporated, the principal changes made in the Investment Restrictions include the following:

●	Specifically describing the ability for a Fund to sell securities short and associated requirements.
●	Removing the restriction on investments in other investment companies from the U.S. Treasury Fund and the Cash Management Fund, subject to each Fund’s investment strategy and the law.
●	Reorganization and consolidation of restrictions applicable to various Funds.
●	Other non-substantive provisions.

In addition to the Investment Restriction summary portion of the SAI, the Board and the holders of a majority of the shares in the Trust have authorized any and all other changes to the prospectus, Fund documents, policies and procedures that may be necessary as a result of the changes identified in Exhibit A (“Associated Documents”).

The Declaration provides that it may be amended by the recommendation of the Trustees and the approval to such amendment by the holders of a majority of the Shares. The Trustees have recommended the amendment, and the holders of a majority of the Shares on the Record Date have, via the Consent, consented to the approval of the amended and restated Investment Restrictions and Associated Documents in lieu of a shareholder vote. Accordingly, the Investment Restrictions and Associated Documents have been approved and will be effective as of December 31, 2014.

ADDITIONAL INFORMATION

Proposals of Shareholders

The Declaration of Trust does not provide for annual shareholder meetings, and no such meetings are planned for 2014. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a future shareholders’ meeting (if any) must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

Cost of Solicitation

The Trust will pay the cost of preparing, printing and mailing this Information Statement and all other costs incurred with the solicitation of written consent, including any additional solicitation made by letter, telephone or otherwise.

Service Providers

Investment Adviser

Cavanal Hill Investment Management is the adviser for the Funds. Cavanal Hill Investment Management is a separate, wholly-owned subsidiary of the Bank of Oklahoma, N.A. ("BOK"). It began serving as Investment Adviser to the Funds on May 12, 2001. Cavanal Hill Investment Management, subject to the supervision of the Board of Trustees of the Funds, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. Cavanal Hill Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of September 30, 2014, Cavanal Hill Investment Management had approximately $6.3 billion in assets under management.

BOK is a subsidiary of BOK Financial Corporation, Inc. (“BOKF”). George B. Kaiser is the principal shareholder of the issued and outstanding common stock of BOKF. Subsidiaries of BOKF provide a full array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries. As of September 30, 2014, BOKF and its subsidiaries had approximately $59.1 billion in assets under management or in custody.

Administrator

Cavanal Hill Investment Management also serves as administrator to each Fund. The Administrator assists in supervising all operations of each Fund (other than those performed under the Investment Advisory, Custodian, Fund Accounting, and Transfer Agency Agreements for that Fund). The Administrator is an investment adviser registered with the SEC.

Sub-Administrator

Effective July 1, 2004, Citi became the Sub-Administrator to the Funds pursuant to an agreement between Cavanal Hill Investment Management and Citi. Pursuant to this agreement, Citi assumed many of the Administrator’s duties, for which Citi receives a fee, paid by the Administrator. Citi's principal business offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distributor

BOSC, Inc., with its principal business offices at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172, serves as distributor to each Fund. The Distributor is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc.

Independent Public Accountants

KPMG LLP (“KPMG”) has been selected as Independent Registered Public Accounting Firm. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Share Ownership Information

To the best of the Trust’s knowledge, as of the Record Date, the Officers and Trustees of Cavanal Hill Funds, as a group, owned less than 1% of the Shares of any Fund of Cavanal Hill Funds.

The table below indicates each person known by Cavanal Hill Funds to own beneficially 5% or more of the Shares of the following Funds of Cavanal Hill Funds on October 21, 2014.

PERCENT OF THE
CLASS TOTAL
ASSETS HELD BY
FUND/CLASS	THE SHAREHOLDER

U.S. TREASURY FUND - ADMINISTRATIVE

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	99.96%
TULSA OK 74101

U.S. TREASURY FUND - SERVICE SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	100.00%
TULSA OK 74101

U.S. TREASURY FUND - INSTITUTIONAL SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	100.00%
TULSA OK 74101

CASH MANAGEMENT FUND - ADMINISTRATIVE

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	98.82%
TULSA OK 74101

CASH MANAGEMENT FUND-INSTITUTIONAL SHARE

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	98.99%
TULSA OK 74101

CASH MANAGEMENT FUND - PREMIER SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	82.32%

BOKF NA
ATTN KATHY YEARGAIN
PO BOX 2300	17.68%
TULSA OK 741022300

TAX-FREE MMKT - ADMINISTRATIVE SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	99.76%
TULSA OK 74101

TAX-FREE MMKT - INSTITUTIONAL SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	100.00%
TULSA OK 74101

TAX-FREE MMKT - SELECT SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	100.00%
TULSA OK 74101

TAX-FREE MMKT - PREMIER SHARES

BOKF NA
ATTN KATHY YEARGAIN
PO BOX 2300	96.16%
TULSA OK 741022300

SHORT-TERM INCOME FUND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	85.69%

SOUTHWEST SECURITIES, INC.
1201 ELM STREET SUITE 3500
DALLAS TX 75270	14.18%

SHORT TERM INCOME NO LOAD INV SH

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	64.38%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	23.70%

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	6.09%
TULSA OK 74101

SHORT-TERM INCOME FUND INST SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	97.95%
TULSA OK 74101

INTERMEDIATE BOND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	94.81%

INTERMEDIATE BOND NO LOAD INV SH

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	30.25%

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	29.12%
TULSA OK 74101

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
MS:SF101MONT-22-241	27.09%
SAN FRANCISCO CA 94104

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	6.17%

INTERMEDIATE BOND INST SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	89.84%
TULSA OK 74101

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	9.45%

BOND FUND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	93.28%

BOND NO LOAD INV SH

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	68.62%
TULSA OK 74101

ASCENSUS TRUST COMPANY FBO
MARTINEAU PETROLEUM INC 401 K PL
P O BOX 10758
FARGO ND 58106

BOND FUND INST SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	99.21%
TULSA OK 74101

INTERMEDIATE TAX-FREE BOND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	93.58%

INTERMEDIATE TAX FR BOND NO LOAD INV SH

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	24.92%
TULSA OK 74101

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	13.58%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
10.77%
SAN FRANCISCO CA 94104

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	8.58%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	7.64%

CAROL SHIPLEY
SHIPLEY MARITALTRUST
DTD 08/22/2006	5.98%
PO BOX 831
BLANCHARD OK 730100831

INTERMEDIATE TAX-FREE BOND INST SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	96.59%
TULSA OK 74101

BALANCED FUND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	72.89%

SOUTHWEST SECURITIES, INC.
1201 ELM STREET SUITE 3500
DALLAS TX 75270	15.80%

BOKF NA
ATTN KATHY YEARGAIN
PO BOX 2300	5.76%
TULSA OK 741022300

BALANCED NO LOAD INV SH

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	84.20%
TULSA OK 74101

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	7.29%

BALANCED FUND INST SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	99.96%
TULSA OK 74101

U.S. LARGE CAP EQUITY FUND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	95.99%

U.S. LARGE CAP EQUITY NO LOAD INV SH

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	68.42%
TULSA OK 74101

U.S. LARGE CAP EQUITY FUND INST SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	98.87%
TULSA OK 74101

OPPORTUNISTIC FUND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	73.21%

SOUTHWEST SECURITIES, INC.
1201 ELM STREET SUITE 3500
DALLAS TX 75270	23.93%

OPPORTUNISTIC FUND INVESTOR SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	55.54%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	19.88%

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	9.75%

OPPORTUNISTIC FUND INSTITUTIONAL SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	61.87%
TULSA OK 74101

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	16.84%

WORLD ENERGY FUND A SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	82.06%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	10.37%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	6.43%

WORLD ENERGY FUND C SHARES

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	83.72%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	5.07%

15 - WORLD ENERGY FUND INVESTOR SHARES

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	36.91%

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	35.83%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	12.14%

WORLD ENERGY FUND INSTITUTIONAL SHARES

NABANK & CO
ALL REINVEST ACCT
PO BOX 2180	80.26%
TULSA OK 74101

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON MA 02109	7.71%

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399	7.25%

IMPORTANT NOTICE REGARDING AVAILABILITY OF
INFORMATIONAL MATERIALS

Only one Information Statement is being delivered to multiple Shareholders sharing an address unless the Fund has received contrary instructions.

The most recent Annual Report of the Trust, including financial statements, for the fiscal year ended August 31, 2014 has recently been mailed to shareholders. If you would like to receive additional copies of this Information Statement or the Annual Report free of charge, please contact the Trust by writing to or calling Cavanal Hill Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035, 1-800-762-7085.

This Information Statement and the Annual Report is available on the
Cavanal Hill Funds’ website by visiting http://www.cavanalhillfunds.com

This Information Statement should be kept for future reference.

EXHIBIT A

INVESTMENT RESTRICTIONS

Unless otherwise specifically noted, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. These restrictions supplement the investment objective and policies of the Funds as set forth in the Prospectus. The fundamental investment restrictions have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. Except with respect to the Fund’s restrictions governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

FUNDAMENTAL POLICIES

1.   None of the Funds shall purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

2.   None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

3. None of the Funds shall write options if the Fund does not own the underlying security.

4. ~~None of the Funds may:~~

~~1. Purchase securities on margin, sell securities short, or~~None of the Funds shall participate on a joint or joint and several basis in any securities trading account, except, in the case of the Intermediate Tax-Free Bond Fund, for use of short-term credit necessary for clearance of purchases of portfolio securities.

~~2. Underwrite~~5. None of the Funds shall underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

~~3. Purchase~~6. None of the Funds shall purchase or sell commodities or commodity contracts, except that (i) each of the Bond ~~and~~ Funds, the Large Cap Equity Fund, the Balanced Fund and the Opportunistic Fund may invest in futures contracts and options on futures contracts if, immediately thereafter, the aggregate initial margin deposits for futures contracts, and premium paid for related options, does not exceed 5% of such Fund’s total assets and the value of securities that are the subject of such futures and options (both for receipt and delivery) does not exceed one-third of the value of the Fund’s total assets and (ii) the World Energy Fund shall be limited to investments in commodity derivative instruments; provided, however, it may purchase ETFs that invest in commodities, commodity futures and options.

~~4. Purchase~~7. None of the Funds shall purchase participations or other direct interests in oil, gas or mineral exploration or development programs or leases (however, investments by the Bond and Equity Funds and the Cash Management Fund in marketable securities of companies engaged in such activities are not precluded).

~~5. Invest~~8. None of the Funds shall invest in any issuer for purposes of exercising control or management.

~~6. Purchase~~9. None of the Funds shall purchase or retain securities of any issuer if the officers or Trustees of the Funds or the officers or directors of the Adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

~~7. Invest~~ 10. None of the Funds shall invest more than 5% of a Fund’s total assets in the securities of issuers ~~that~~which together with any predecessors have a record of less than three years of continuous operation.

~~8. Purchase~~11. None of the Funds shall purchase or sell real estate, including real estate limited partnership interests (however, each Bond Fund and Equity Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

~~9. Purchase~~12. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any one issuer~~,~~  (other than obligations

~~issued~~of, or guaranteed by, the U.S. government ~~(and, with respect to the Cash Management Fund, other than obligations issued or guaranteed by the U.S. government or~~, its agencies or its instrumentalities) if, as a result, ~~with respect to 75% of such Fund’s portfolio, (i)~~  more than 5% of the value of ~~each Fund’s~~its total assets would be invested in ~~such issuer or (ii) it would hold more than 10% of any class of~~ the securities of such issuer. ~~Provided, however,~~  or more than 10% of the issuer’s voting securities would be held by the fund. With the exception of the World Energy Fund, each of the Funds is a “diversified company” and shall be subject to the foregoing ~~restriction does not apply to the Opportunistic Fund as it is a non-diversified fund.~~ limitations. In addition, though not a fundamental investment restriction (and therefore subject to change without a Shareholder vote), to the extent required by rules of the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Treasury Fund, the Tax-Free Money Market Fund and the Cash Management Fund each generally apply the ~~above~~diversified company restriction with respect to 100% of their portfolios~~.~~  (rather than 75%). As a non- diversified fund, the World Energy Fund, is not subject to the foregoing limitations.

~~10. Purchase~~13. “Concentration” is generally interpreted under the 1940 Act to mean investing more than 25% of total assets in an industry or group of industries. With the exception of the World Energy Fund, none of the Funds may purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to the purchase of obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities~~; (b) wholly~~, bank certificates of deposits, bankers’ acceptances, and repurchase agreements secured by bank instruments (such bank certificates of deposits, bankers’ acceptances, and repurchase agreements secured by bank instruments may be issued or guaranteed by U.S. banks and U.S. branches of foreign banks); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry~~). Please see Fund-specific sections that follow for additional for details and exceptions.~~) and (d) this limitation shall not apply to tax-exempt Municipal Securities or governmental guarantees of Municipal Securities; and further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. The World Energy Fund shall not concentrate its investments in any industry or group of industries other than the energy industry or group of industries.

~~11. Borrow money or issue senior securities, except that~~14. The 1940 Act limits a Fund’s ability to borrow money. A Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by such Fund. None of the Funds shall borrow money, except that (i) each Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and (ii) each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing~~; or~~ (33-1/3% for the Tax-Free Money Market Fund); provided, none of the Funds shall mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund’s total assets at the time of its borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of the total assets of such Fund.

~~12. Make~~15. None of the Funds shall make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, may lend portfolio securities in accordance with its investment objectives and policies and may enter into repurchase agreements.

~~13. Enter~~16. None of the Funds may invest more than the applicable percentage of such Funds’ net assets in securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resaleable pursuant to Rule 144A under the Securities Act. For the Money Market Funds that percentage is 5%; for the other Funds, the percentage is 15%.

17. None of the Funds shall enter into repurchase agreements with maturities in excess of seven days if such investment, together with other instruments in such Fund that are not readily marketable, exceeds the percentage of such Fund’s net assets that are permitted to be invested in illiquid securities. For the Money Market Funds that percentage is 5%; for the other Funds, the percentage is 15%.

~~In addition, the Bond Funds (Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Tax-Free Bond~~

~~Fund) may not:~~

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~~1. Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to the purchase of obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (d) this limitation shall not apply to tax-exempt Municipal Securities or governmental guarantees of Municipal Securities; and further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.~~

18. The 1940 Act limits the amount that a Fund may invest in other investment companies, prohibiting a Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. However, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder, each of the Funds, may invest in shares of affiliated or unaffiliated registered investment companies in excess of statutory limits, to the extent permitted by its investment strategy.

19. The 1940 Act prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances. None of the Funds shall issue senior securities except as specifically permitted.

In addition, the Intermediate Tax-Free Bond Fund may not:

1. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company

(including its predecessors) with less than three years of continuous operation.

2. Acquire a put, if, immediately after such acquisition, over 5% of the total value of the Intermediate Tax-Free Bond Fund’s assets would be subject to puts from such issuer (except that the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and Investment Restriction No. 3 below, a put will be considered to be from the party to whom the Intermediate Tax-Free Bond Fund will look for payment of the exercise price.

3. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if immediately after that acquisition the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total value of the Intermediate Tax-Free Bond Fund’s assets.

In addition, the U.S. Treasury Fund may not:

1. Purchase securities other than U.S. Treasury bills, notes and other obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements; provided, however, the U.S. Treasury Fund may purchase investment company securities that meet the qualifications necessary to be classified as a U.S. Treasury Fund not to exceed 10% of the total value of the U.S. Treasury Fund’s assets.

~~2. Purchase any securities which would cause more than 25% of the value of each Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations issued by commercial banks and bank holding companies, repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities and obligations issued by commercial banks and bank holding companies primarily engaged in the banking industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.~~

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In addition, the Cash Management Fund may not:

1. Write or sell puts, calls, straddles, spreads or combinations thereof except that the Cash Management Fund may acquire puts with respect to obligations in its portfolio and sell those puts in conjunction with a sale of those obligations.

2. Acquire a put, if, immediately after such acquisition, over 5% of the total value of the Cash Management Fund’s assets would be subject to puts from such issuer (except that the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and the investment restriction immediately below, a put will be considered to be from the party to whom the Cash Management Fund will look for payment of the exercise price.

3. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if immediately after that acquisition the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total value of the Cash Management Fund’s assets.

NON-FUNDAMENTAL POLICIES

~~4. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities, bank certificates of deposits, bankers’ acceptances, and repurchase agreements secured by bank instruments (such bank certificates of deposits, bankers’ acceptances, and repurchase agreements secured by bank instruments may be issued or guaranteed by U.S. banks and U.S. branches of foreign banks); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services.~~

~~In addition, the Tax-Free Money Market Fund may not:~~

~~1. Concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers’ acceptances, and repurchase agreements secured by such bank instruments. Should any part of this investment restriction conflict with the Fund’s current fundamental investment policy of investing at least 80% of its assets in Short-Term Municipal Securities (the “80% Policy”), the 80% Policy will govern.~~

~~2. Purchase securities of any issuer unless such purchase is consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.~~

~~3. Borrow money or lend except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.~~

~~4. Issue senior securities except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.~~

~~5. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.~~

~~6. Underwrite securities except to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.~~

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The Funds have also adopted non-fundamental investment restrictions ~~of the Tax-Free Money Market Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act~~, set forth below. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. ~~However, the Tax-Free Money Market Fund has also adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than its fundamental restrictions. Any changes in the Tax-Free Money Market Fund’s~~Any changes in the non-fundamental investment policies approved by the Trustees will be communicated to its Shareholders at least 60 days prior to effectiveness. The 80% investment requirements below will be based on net assets plus any borrowings for investment purposes.

~~1940 ACT RESTRICTIONS~~

~~Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund.~~ A non-diversified fund, such as the Opportunistic Fund, is not subject to the foregoing limitations. “Concentration” is ~~generally interpreted under the 1940 Act to mean investing more than 25% of total assets in an industry or group of~~ industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite ~~securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.~~

~~The 1940 Act also limits the amount that a Fund may invest in other investment companies, prohibiting a Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. However, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder, each of the Funds, except the U.S. Treasury and Cash Management Funds, may invest in shares of affiliated or unaffiliated registered investment companies in excess of statutory limits, to the extent permitted by its investment strategy.~~

~~Additionally, the 1940 Act limits a Fund’s ability to borrow money and prohibits a Fund from issuing senior securities, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by such Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.~~

~~The following investment restrictions with respect to the Tax-Free Money Market Fund are considered NON- FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of the Trust:~~

~~1. The Fund may not purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the Prospectus). Subject to its permitted investments, however, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.~~

~~2. The Fund may not borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33-1/3% of the value of its total assets at the time of such borrowing.~~

~~3. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.~~

~~4. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other~~

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~~financial instruments, and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.~~

~~5. The Fund may not invest more than 5% of its total assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.~~

NON-FUNDAMENTAL POLICIES REQUIRING SHAREHOLDER NOTICE

~~The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change of such policies:~~

1. The Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

2. The Intermediate Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds and maintains the dollar-weighted average maturity of its portfolio between three and ten years.

3. The Intermediate Tax-Free Bond, under normal circumstances, invests at least 80% of its assets in bonds and maintains the dollar-weighted average maturity of its portfolio between three and ten years.

4. The Short-Term Income Fund, under normal circumstances, invests at least 80% of its assets in short-term obligations and maintains the dollar-weighted average maturity of its portfolio of three years or less.

5. The U.S. Large Cap Equity Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large U.S. companies.

6. The U.S. Treasury Fund, under normal circumstances, invests at least 80% of its assets in U.S. Treasury

Obligations, some of which may be subject to repurchase agreements.

7. The ~~U.S. Treasury~~World Energy Fund , under normal circumstances, invests at least 80% of its assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the ~~Cash Management~~world.

8. The World Energy Fund, under normal circumstances, invests in securities of issuers from at least three different countries.

9. The Tax-Free Money Market Fund, under normal circumstances, shall invest at least 80% of its assets in Short- Term Municipal Securities.

10. The Tax-Free Money Market Fund may not invest ~~in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization,~~more than 5% of its total assets in “illiquid” securities, which include securities with legal or ~~acquisition of assets.~~ contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this SAI or in the Prospectus) will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy”. This statement will also appear on the envelope in which such notice is delivered.

~~For the non-fundamental policies requiring shareholder notice listed above, the 80% investment requirement will be based on net assets plus any borrowings for investment purposes.~~

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